UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 30, 2018

CAT9 Group Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-222288	47-2912810
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Yudong Miaoshitai #46-9, Bana District, Chongqing, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 86 023 6293 2061

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On May 30, 2018, the board of directors (the "Board") and majority shareholders of CAT9 Group Inc. (the “Company”) dismissed De Leon & Company, P.A. (“De Leon”) as the independent registered public accounting firm of the Company effective immediately. The audit report of De Leon on the Company's financial statements for the fiscal year ended December 31, 2017, and through March 31, 2018, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

From October 18, 2016 through to the date of this Current Report on Form 8-K, (1) there were no disagreements with De Leon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of De Leon, would have caused De Leon to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) New Independent Registered Public Accounting Firm

On May 30, 2018, the Company engaged Yichien Yeh CPA ("YY") as our new independent principal accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the period from October 16, 2016 to May 30, 2018, and any subsequent interim period through the date of engagement, neither the Company nor anyone on its behalf has consulted with YY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) any matter that was either the subject of a disagreement with De Leon or a reportable event with respect to De Leon; (iii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that YY concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
16.1	Letter from De Leon & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun

Wenfa “Simon” Sun. President, Chief Executive Officer, and Chairman of the Board of Directors

By: /s/ MeiHong “Sanya” Qian

MeiHong “Sanya” Qian. Chief Financial Officer, Secretary

Date:  May 30, 2018

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